                         EXHIBIT 4.1 SUBSCRIPTION AGREEMENTS

SUBSCRIPTION AGREEMENT

QUADRA VENTURES, INC.

SUBSCRIPTION AGREEMENT made as of this 6th day of March  , 2004 between QUADRA VENTURES, INC., a Nevada corporation (the "Company") and Bruno Benedet (the "Subscriber").

WHEREAS:

A.               The Subscriber is a company controlled by a director of the Company.

B.               The Subscriber desires to acquire 2,000,000 shares of common stock of the Company at a price of $0.001 US per share (the "Shares").

A.

The Company desires to accept the Subscriber’s subscription for the Shares.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.

SUBSCRIPTION FOR SHARES

1.1

Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase the Shares from the Company at a price equal to $0.001 US per Share and the Company agrees to sell the Shares to the Subscriber

1.2

The purchase price is payable by the Subscriber to the Company contemporaneously with the execution and delivery of this Subscription Agreement.

1.3

The certificates representing the Shares sold pursuant to this Offering will be “restricted shares”, as contemplated under United States Securities Act of 1933, and will be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION.”

1.4

The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber’s address indicated herein.

2.

REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

2.1

The Subscriber hereby severally represents and warrants to the Company as follows:

(A)

The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that the Company has only recently commenced its proposed business and may require substantial funds in addition to the proceeds of this subscription;

(B)

an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;

(C)

the Subscriber has such knowledge and experience in finance, securities, investments, including investment in non-listed and non registered securities, and other business matters so as to be able to protect its interests in connection with this transaction;

(D)

the Subscriber is a company controlled by a director of the Company;

(E)

the Subscriber acknowledges that no market for the Shares presently exists and none may develop in the future and accordingly the Subscriber may not be able to liquidate its investment.

(F)

The Subscriber hereby acknowledges that this offering of Shares by the Company has not been reviewed by the United States Securities and Exchange Commission ("SEC") and that the Shares are being issued by the Company pursuant to an exemption from registration provided by Section 4(2) to the United States Securities Act.

(G)

the Subscriber is acquiring the Shares as principal for the Subscriber's own benefit;

(H)

the Subscriber is not aware of any advertisement of the Shares.

(I)

Subscriber is acquiring the Shares subscribed to hereunder as an investment for Subscriber's own account, not as a nominee or agent, and not with a view toward the resale or distribution of any part thereof, and Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same;

(J)

Subscriber does not have any contract, undertaking, agreement or arrangement with any person  to sell, transfer or grant participation  to such person, or to any third person, with respect to any of the Shares sold hereby;

(K)

Subscriber has full power and authority to enter into this Agreement which constitutes a valid and legally binding obligation, enforceable in accordance with its terms;

(L)

Subscriber can bear the economic risk of this investment, and was not organized for the purpose of acquiring the Shares;

3.

REPRESENTATIONS BY THE COMPANY

3.1

The Company represents and warrants to the Subscriber that:

(A)

The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

(B)

Upon issue, the Shares will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

4.

MISCELLANEOUS

4.1

Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

4.2

The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Number of Shares Subscribed For:	2,000,000 Shares of Common Stock
Signature of Authorized Signatory of Subscriber:
Name of Subscriber:	BRUNO BENEDET
Address of Subscriber:

ACCEPTED BY:

QUADRA VENTURES, INC.

Signature of Authorized Signatory:

Name of Authorized Signatory:

BRUNO BENEDET

Position of Authorized Signatory:

President

Date of Acceptance:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT.   UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

SUBSCRIPTION AGREEMENT

QUADRA VENTURES, INC.

SUBSCRIPTION AGREEMENT made as of this _____ day of March, 2004 between QUADRA VENTURES, INC., a Nevada corporation with its registered office at Suite 880, 50 West Liberty Street, Reno, Nevada 89501 (the "Company") and the undersigned (the "Subscriber").

WHEREAS:

A.

The Company desires to issue a maximum of 2,500,000 shares of common stock of the Company at a price of $0.01 US per share (the "Offering") pursuant to Regulation S of the United States Securities Act of 1933 (the “Act”) in order to finance its obligations pursuant to the Option Agreement.

B.

The Subscriber desires to acquire the number of shares of the Offering set forth on the signature page hereof (the "Shares") on the terms and subject to the conditions of this Subscription Agreement.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

SUBSCRIPTION FOR SHARES

-#-

1.1

Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set forth upon the signature page hereof at a price equal to $0.01 US per Share.  Upon execution, the subscription by the Subscriber will be irrevocable.

1.2

The purchase price is payable by the Subscriber contemporaneously with the execution and delivery of this Subscription Agreement.

1.3

Upon execution by the Company, the Company agrees to sell such Shares to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable.

1.4

Any acceptance by the Company of the Subscriber is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident.  Each Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.  The Company will not grant any registration or other qualification rights to any Subscriber.

2.

REGULATION S AGREEMENTS OF THE SUBSCRIBER

2.1

The Subscriber agrees to resell the Shares only in accordance with the provisions of Regulation S of the Act pursuant to registration under the Act, or pursuant to an available exemption from registration pursuant to the Act.

2.2

The Subscriber agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Act.

2.3

The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend in accordance with Regulation S of the Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT”

2.4

The Subscriber and the Company agree that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration.

[THE BALANCE OF THIS PAGE LEFT INTENTIONALLY BLANK]

3.

REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

3.1

The Subscriber represents and warrants to the Company and acknowledges that the Company is relying upon the Subscriber’s representations and warranties in agreeing to sell the Shares to the Subscriber that:

(M)

The Subscriber is not a “U.S. Person” as defined by Regulation S of the Act and is not acquiring the Shares for the account or benefit of a U.S. Person.

 A “U.S. Person” is defined by Regulation S of the Act to be any person who is:

any natural person resident in the United States;

any partnership or corporation organized or incorporated under the laws of the United States;

any estate of which any executor or administrator is a U.S. person;

any trust of which any trustee is a U.S. person;

any agency or branch of a foreign entity located in the United States;

any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

any partnership or corporation if:

organized or incorporated under the laws of any foreign jurisdiction; and

formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.

The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that the Company has only recently commenced its proposed business and may require substantial funds in addition to the proceeds of this private placement;

An investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;

The Subscriber has such knowledge and experience in finance, securities, investments,

including investment in non-listed and non registered securities, and other business matters so as to be able to protect its interests in connection with this transaction.

The Subscriber acknowledges that no market for the Shares presently exists and none may develop in the future and accordingly the Subscriber may not be able to liquidate its investment.

The Subscriber hereby acknowledges that this offering of Shares has not been reviewed by the United States Securities and Exchange Commission (the "SEC") and that the Shares are being issued by the Company pursuant to an exemption from registration provided by

Regulation S pursuant to the United States Securities Act.

The Subscriber is acquiring the Shares as principal for the Subscriber's own benefit;

The Subscriber is not aware of any advertisement of the Shares.

The Subscriber is acquiring the Shares subscribed to hereunder as an investment for the

Subscriber's own account, not as a nominee or agent, and not with a view toward the resale

Or distribution of any part thereof, and the Subscriber has no present intention of selling,

granting any participation in, or otherwise distributing the same;

The Subscriber does not have any contract, undertaking, agreement or arrangement with

Any person  to sell, transfer or grant participation  to such person, or to any third person, with respect to any of the Shares sold hereby;

The Subscriber has full power and authority to enter into this Agreement which constitutes a valid and legally binding obligation, enforceable in accordance with its terms;

Subscriber can bear the economic risk of this investment, and was not organized for the purpose of acquiring the Shares;

The Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Shares and/or any use of this Agreement, including (i) the legal requirements within his/her jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase,

(iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding,

redemption, sale, or transfer of the Shares.

B.

REPRESENTATIONS BY THE COMPANY

4.1

The Company represents and warrants to the Subscriber that:

(A)

The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

(B)

Upon issue, the Shares will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

(C)

The issued and outstanding shares of the Company consists of 6,000,000 shares of the Company’s common stock prior to the completion of the issue of any shares of the Company’s common stock pursuant to this Offering.

A.

TERMS OF SUBSCRIPTION

5.1

Pending acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company and immediately available to the Company for the purposes set forth in the disclosure statement.  In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company.

5.2

The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber’s address indicated herein.

5.3

The Subscriber acknowledges and agrees that the subscription for the Shares and the Company's acceptance of the subscription is not subject to any minimum subscription for the Offering.

B.

MISCELLANEOUS

6.1

Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, at 50 West Liberty Street, Suite 880, Reno, Nevada 89501, Attention: Mr. Bruno Benedet, President, and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

6.2

Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

6.3

The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

C.

REPRESENTATIONS BY ALBERTA, BRITISH COLUMBIA, ONTARIO AND QUEBEC RESIDENTS

7.1

If the Subscriber is a resident of Canada, the Subscriber represents to the Company that the Subscriber is a resident of the Province of Alberta, British Columbia, Ontario or Quebec and the Subscriber is  (Residents of Alberta, British Columbia, Ontario or Quebec must circle one, as appropriate, and add the name of the senior officer or director of the Company):

(i)

a spouse, parent, brother, sister or child of _______________________, a senior officer or director of the Company ;

(ii)

a close friend or business associate of _________________________, a senior officer or director of the Company , or

(iii)

a company, all of the voting securities of which are beneficially owned by one or more of a spouse, parent, brother, sister, child or close personal friend or business associate of ____________________, a senior officer or director of the Company.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Number of Shares Subscribed For:	common shares

Signature of Subscriber:
Name of Subscriber:
Address of Subscriber:

ACCEPTED BY:

QUADRA VENTURES, INC.

Signature of Authorized Signatory:

Name of Authorized Signatory: Bruno Benedet

Position of Authorized Signatory: President

Date of Acceptance:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT.   UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

SUBSCRIPTION AGREEMENT

QUADRA VENTURES, INC.

SUBSCRIPTION AGREEMENT made as of this _____ day of March, 2004 between QUADRA VENTURES, INC., a Nevada corporation with its registered office at Suite 880, 50 West Liberty Street, Reno, Nevada 89501 (the "Company") and the undersigned (the "Subscriber").

WHEREAS:

A.

The Company desires to issue a maximum of 1,000,000 shares of common stock of the Company at a price of $0.03 US per share (the "Offering") pursuant to Regulation S of the United States Securities Act of 1933 (the “Act”) in order to finance its obligations pursuant to the Option Agreement.

B.

The Subscriber desires to acquire the number of shares of the Offering set forth on the signature page hereof (the "Shares") on the terms and subject to the conditions of this Subscription Agreement.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

SUBSCRIPTION FOR SHARES

-#-

1.1

Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set forth upon the signature page hereof at a price equal to $0.03 US per Share.  Upon execution, the subscription by the Subscriber will be irrevocable.

1.2

The purchase price is payable by the Subscriber contemporaneously with the execution and delivery of this Subscription Agreement.

1.3

Upon execution by the Company, the Company agrees to sell such Shares to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable.

1.4

Any acceptance by the Company of the Subscriber is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident.  Each Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.  The Company will not grant any registration or other qualification rights to any Subscriber.

2.

REGULATION S AGREEMENTS OF THE SUBSCRIBER

2.1

The Subscriber agrees to resell the Shares only in accordance with the provisions of Regulation S of the Act pursuant to registration under the Act, or pursuant to an available exemption from registration pursuant to the Act.

2.2

The Subscriber agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Act.

2.3

The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend in accordance with Regulation S of the Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT”

2.4

The Subscriber and the Company agree that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration.

[THE BALANCE OF THIS PAGE LEFT INTENTIONALLY BLANK]

3.

REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

3.1

The Subscriber represents and warrants to the Company and acknowledges that the Company is relying upon the Subscriber’s representations and warranties in agreeing to sell the Shares to the Subscriber that:

(A)

The Subscriber is not a “U.S. Person” as defined by Regulation S of the Act and is not acquiring the Shares for the account or benefit of a U.S. Person.

 A “U.S. Person” is defined by Regulation S of the Act to be any person who is:

any natural person resident in the United States;

any partnership or corporation organized or incorporated under the laws of the United States;

any estate of which any executor or administrator is a U.S. person;

any trust of which any trustee is a U.S. person;

any agency or branch of a foreign entity located in the United States;

any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

any partnership or corporation if:

organized or incorporated under the laws of any foreign jurisdiction; and

formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.

The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that the Company has only recently commenced its proposed business and may require substantial funds in addition to the proceeds of this private placement;

An investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;

The Subscriber has such knowledge and experience in finance, securities, investments,

including investment in non-listed and non registered securities, and other business matters so as to be able to protect its interests in connection with this transaction.

The Subscriber acknowledges that no market for the Shares presently exists and none may develop in the future and accordingly the Subscriber may not be able to liquidate its investment.

The Subscriber hereby acknowledges that this offering of Shares has not been reviewed by the United States Securities and Exchange Commission (the "SEC") and that the Shares are being issued by the Company pursuant to an exemption from registration provided by

Regulation S pursuant to the United States Securities Act.

The Subscriber is acquiring the Shares as principal for the Subscriber's own benefit;

The Subscriber is not aware of any advertisement of the Shares.

The Subscriber is acquiring the Shares subscribed to hereunder as an investment for the

Subscriber's own account, not as a nominee or agent, and not with a view toward the resale or distribution of any part thereof, and the Subscriber has no present intention of selling,

granting any participation in, or otherwise distributing the same;

The Subscriber does not have any contract, undertaking, agreement or arrangement with any person  to sell, transfer or grant participation  to such person, or to any third person, with respect to any of the Shares sold hereby;

The Subscriber has full power and authority to enter into this Agreement which constitutes a valid and legally binding obligation, enforceable in accordance with its terms;

Subscriber can bear the economic risk of this investment, and was not organized for the purpose of acquiring the Shares;

The Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Shares and/or any use of this Agreement, including (i) the legal requirements within his/her jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii)

any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption,

sale, or transfer of the Shares.

D.

REPRESENTATIONS BY THE COMPANY

4.1

The Company represents and warrants to the Subscriber that:

(A)

The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

(B)

Upon issue, the Shares will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

(C)

The issued and outstanding shares of the Company consists of 6,000,000 shares of the Company’s common stock prior to the completion of the issue of any shares of the Company’s common stock pursuant to this Offering.

E.

TERMS OF SUBSCRIPTION

5.1

Pending acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company and immediately available to the Company for the purposes set forth in the disclosure statement.  In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company.

5.2

The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber’s address indicated herein.

5.3

The Subscriber acknowledges and agrees that the subscription for the Shares and the Company's acceptance of the subscription is not subject to any minimum subscription for the Offering.

F.

MISCELLANEOUS

6.1

Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, at 50 West Liberty Street, Suite 880, Reno, Nevada 89501, Attention: Mr. Bruno Benedet, President, and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

6.2

Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

6.3

The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

G.

REPRESENTATIONS BY ALBERTA, BRITISH COLUMBIA, ONTARIO AND QUEBEC RESIDENTS

7.1

If the Subscriber is a resident of Canada, the Subscriber represents to the Company that the Subscriber is a resident of the Province of Alberta, British Columbia, Ontario or Quebec and the Subscriber is  (Residents of Alberta, British Columbia, Ontario or Quebec must circle one, as appropriate, and add the name of the senior officer or director of the Company):

(i)

a spouse, parent, brother, sister or child of _______________________, a senior officer or director of the Company ;

(ii)

a close friend or business associate of _________________________, a senior officer or director of the Company , or

(iii)

a company, all of the voting securities of which are beneficially owned by one or more of a spouse, parent, brother, sister, child or close personal friend or business associate of ____________________, a senior officer or director of the Company.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Number of Shares Subscribed For:	common shares

Signature of Subscriber:
Name of Subscriber:
Address of Subscriber:

ACCEPTED BY:

QUADRA VENTURES, INC.

Signature of Authorized Signatory:

Name of Authorized Signatory: Bruno Benedet

Position of Authorized Signatory: President

Date of Acceptance: